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EXHIBIT 10.2

                                    FORM OF
                                SUN SOURCE, INC.
                             STOCK OPTION AGREEMENT

     FOR GOOD AND VALUABLE CONSIDERATION, Sun Source, Inc., a Nevada corporation, hereby irrevocably grants to the Key Person named below a stock option (the "Option") to purchase any part or all of the specified number of shares of its Common Stock upon the terms and subject to the conditions set forth in the Sun Source, Inc. 1998 Employee Stock Option Plan at the specified purchase price per share without commission or other charge.

Social Security Number:                                 ________________________
Number of Shares covered by Option                      __________ (___________)
(the "Option Shares"):
Purchase Price Per Option Share:                        __________ ($__________)
                                                        __________ ($__________)

[ ] Incentive Option  [ ] Non-qualified Option
Minimum Number of Option Shares Per Partial
Exercise (unless Optionee exercises all of the
Option then exercisable):                               One hundred (100)

The period for exercising this option shall commence on __________________ and end on ___________________. (Commence not earlier than one (1) week from the date of grant and shall end no more than ten years from the date of grant, provided however, an Incentive Option granted to an eligible employee owning more than 10% of the Common Stock, shall end no more than five years after the date of the grant. Outstanding options shall become immediately exercisable in full in the event that the Company is acquired by merger, purchase of all or substantially all of the Company's assets, or purchase of a majority of the outstanding stock by a single party or group acting in concert.)

Date of this Agreement: __________________

SUN SOURCE, INC.

By:
   -----------------------------       ------------------------------------
                                       Key Person's Signature
     Its
        ------------------------
                                       Residence Address:

                                       ------------------------------------

                                       ------------------------------------

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                                 SCHEDULE OF GRANTEES

1.   Harry T. Martin

          Number of options granted:    25,000

          Purchase price per share:     $1.00

          Type of option:               Non-qualified

          Vesting date:                 Quarterly beginning October 15, 1999

          Expiration date:              October 15, 2002

2.   Jay Whitmore

          Number of options granted:    40,000

          Purchase price per share:     $1.00

          Type of option:               Non-qualified

          Vesting date:                 Quarterly beginning October 1, 1999

          Expiration date:              October 1, 2002

3.   Jerry Genschorek

          Number of options granted:    100,000

          Purchase price per share:     50,000 at $1.00
                                        50,000 at $2.00

          Type of option:               Non-qualified

          Vesting date:                 October 1, 1999 for 50,000
                                        October 1, 2000 for 50,000

          Expiration date:              October 1, 2002

4.   William D. Yotty

          Number of options granted:    100,000

          Purchase price per share:     $1.00

          Type of option:               Non-qualified

          Vesting date:                 None

          Expiration date:              January 3, 2003

5.   Jim Chambas

          Number of options granted:    100,000

          Purchase price per share:     $1.00

          Type of option:               Non-qualified

          Vesting date:                 None

          Expiration date:              January 3, 2003

6.   Clifford Goehring

          Number of options granted:    100,000

          Purchase price per share:     $1.00

          Type of option:               Non-qualified

          Vesting date:                 None

          Expiration date:              January 3, 2003

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7.   Jeff McKay

          Number of options granted:    100,000

          Purchase price per share:     $1.00

          Type of option:               Non-qualified

          Vesting date:                 None

          Expiration date:              January 3, 2003

8.   Harry T. Martin

          Number of options granted:    50,000

          Purchase price per share:     $1.00

          Type of option:               Non-qualified

          Vesting date:                 None

          Expiration date:              January 3, 2003

9.   Philip Heatwole

          Number of options granted:    50,000

          Purchase price per share:     $1.00

          Type of option:               Non-qualified

          Vesting date:                 None

          Expiration date:              January 3, 2003

10.  Jim Willis

          Number of options granted:    11,000

          Purchase price per share:     $1.00

          Type of option:               Non-qualified

          Vesting date:                 None

          Expiration date:              January 3, 2003

11.  Barbara Thomas

          Number of options granted:    10,000

          Purchase price per share:     $1.00

          Type of option:               Non-qualified

          Vesting date:                 1/8th each quarter beginning 3/1/00

          Expiration date:              January 3, 2003

12.  Kevin Stevens

          Number of options granted:    10,000

          Purchase price per share:     $1.00

          Type of option:               Non-qualified

          Vesting date:                 1/8th each quarter beginning 3/1/00

          Expiration date:              January 3, 2003

13.  Christine Shuffield

          Number of options granted:    10,000

          Purchase price per share:     $1.00

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          Type of option:               Non-qualified

          Vesting date:                 1/8th each quarter beginning 3/1/00

          Expiration date:              January 3, 2003

14.  Rosa Trevizo

          Number of options granted:    5,000

          Purchase price per share:     $1.00

          Type of option:               Non-qualified

          Vesting date:                 1/8th each quarter beginning 3/1/00

          Expiration date:              January 3, 2003

15.  Carlys Hubbard

          Number of options granted:    5,000

          Purchase price per share:     $1.00

          Type of option:               Non-qualified

          Vesting date:                 1/8th each quarter beginning 3/1/00

          Expiration date:              January 3, 2003